GUIDESTONE FUNDS
Supplement dated May 20, 2026
to
Prospectus and Summary Prospectus each dated May 1, 2026,
for the Small Cap Equity Fund
This supplement provides new information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
I.  FEES AND EXPENSES CHANGES TO THE SMALL CAP EQUITY FUND
Under the heading “Fees and Expenses” for the Small Cap Equity Fund (SCEF), on page 153, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee(1)	0.81%	0.81%
Other expenses	0.08%	0.36%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.90%	1.18%
(1)
The management fee has been restated to reflect the estimated fee for the current fiscal year.
Under the heading “Fees and Expenses” for the SCEF, on page 153, the Expense Example table is deleted in its entirety and replaced with the following:
	Institutional Class	Investor Class
1 Year	$92	$120
3 Years	$287	$375
5 Years	$498	$649
10 Years	$1,108	$1,432
II.  SUB-ADVISER CHANGES FOR THE SMALL CAP EQUITY FUND
Effective on or about June 5, 2026, Algert Global LLC (Algert), will become a new sub-adviser to the SCEF.  Prior to the time in which Algert will become a new sub-adviser to the SCEF, Nomura Investments Fund Advisers (NIFA) will no longer serve as a sub-adviser to the SCEF. Upon effectiveness, all references to NIFA will be deleted in their entirety. In addition, the following changes will be made:
In the section “Sub-Advisers and Portfolio Managers” for the SCEF, on page 157, the following disclosure is added in alphabetical order.

Algert Global LLC
Peter M. Algert, Ph.D. Chief Executive Officer and Co-Chief Investment Officer	Since May 2026
Ryan LaFond, Ph.D. Co-Chief Investment Officer	Since May 2026
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Under the heading “Sub-Advisers” for the SCEF, on page 223, the disclosure for Algert is added in alphabetical order:
Algert Global LLC (Algert), 101 California Street, Suite 3240, San Francisco, California 94111: Algert was established in 2002 and is registered with the SEC as an investment adviser. As of March 31, 2026, the firm had assets under management of approximately $9.8 billion. The investment team includes 10 professionals dedicated to research, portfolio management and trading, with an average tenure at Algert of 12 years. The portfolio managers responsible for the day-to-day management of an assigned portion of the Small Cap Equity Fund are Peter M. Algert, Ph.D., Chief Executive Officer and Co-Chief Investment Officer (Co-CIO), and Ryan LaFond, Ph.D., Co-CIO. Doctors Algert and LaFond each have served as portfolio managers for Algert for more than five years.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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GUIDESTONE FUNDS
Supplement dated May 20, 2026
to
Statement of Additional Information (SAI) dated May 1, 2026
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  SUB-ADVISER CHANGES TO THE SMALL CAP EQUITY FUND
Effective on or about June 5, 2026, Algert Global LLC (Algert) will become a new sub-adviser to the Small Cap Equity Fund (SCEF). Prior to the time in which Algert will become a new sub-adviser to the SCEF, Nomura Investments Fund Advisers (NIFA) will no longer serve as a sub-adviser to the SCEF. Upon effectiveness, all references to NIFA will be deleted in their entirety. In addition, the following changes will be made:
In the section disclosing Control Persons of Sub-Advisers for the SCEF, on page 77, the following paragraph is added in alphabetical order.
Algert Global LLC (Algert), 101 California Street, Suite 3240, San Francisco, California 94111: Algert is registered with the SEC as an investment adviser. Algert is equally owned and controlled by Peter M. Algert, Ph.D., Chief Executive Officer and Co-Chief Investment Officer (Co-CIO) and Ryan LaFond, Ph.D., Co-CIO.
In the section disclosing Portfolio Manager Compensation, on page 89, the disclosure pertaining to Algert, is added in alphabetical order:
Algert Global LLC (Algert). All employees are compensated through a base salary, bonus (formulaic and discretionary components) and a retirement profit sharing plan. Bonuses are determined by firm profits and are highly aligned with firmwide investment performance and an individual’s contribution to the firm’s success. The retirement profit share is a set percentage allocated annually to all employees. Members of Algert also share in distributions of profits of the limited liability corporation (i.e., phantom equity).
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II.  CHANGES TO OTHER ACCOUNTS MANAGED
The Other Accounts Managed table, on page 80, is amended to add the disclosure for Algert in alphabetical order. The information is current as of March 31, 2026.

Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Algert Global LLC*	4	$1,269	5	$486	9	$5,380	N/A	N/A	1	$71	5	$2,614
Peter M. Algert, Ph.D.
Ryan LaFond, Ph.D.
*
The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-to-day management of a portion of the accounts listed in each category.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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